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                                                                  EXHIBIT 10(HH)

                               AMENDMENT NO. 2 TO
                               ------------------
                       MANAGEMENT AND OPERATIONS AGREEMENT
                       -----------------------------------

         This Amendment No. 2 to Management and Operations Agreement (this "Amendment") is entered into and effective as of October 1, 2001, among State Automobile Mutual Insurance Company, an Ohio corporation ("Mutual"); State Auto Financial Corporation, an Ohio corporation ("State Auto Financial"); State Auto Property and Casualty Insurance Company, a South Carolina corporation ("State Auto P&C"); State Auto National Insurance Company, an Ohio corporation ("National"); Milbank Insurance Company, a South Dakota corporation ("Milbank"); State Auto Insurance Company, an Ohio corporation ("State Auto IC"); Stateco Financial Services, Inc., an Ohio corporation ("Stateco"); Strategic Insurance Software, Inc., an Ohio corporation ("S.I.S."); and 518 Property Management and Leasing, LLC, an Ohio limited liability company ("518 PML").


                                    RECITALS

A. Effective January 1, 2000, Mutual, State Auto Financial, State Auto P&C, National, Milbank, State Auto IC, Stateco, S.I.S. and 518 PML entered into a Management and Operations Agreement and First Amendment thereto dated as of January 1, 2000 (the "Agreement") providing for, among other things, the management of the Managed Companies (as defined therein) by State Auto P&C.

B. The parties to the Agreement now desire to amend the Agreement to change certain of the payment and other obligations of the parties set forth in the Agreement.



NOW, THEREFORE, intending to be legally bound, the parties to this Amendment hereby agree as follows:

1. RECITALS; DEFINITIONS. The Background Information contained in the Agreement and in the Recitals to this Amendment are each hereby incorporated by reference into the body of this Amendment. Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement. All references in the Agreement to "this Agreement" shall be deemed to refer to the Agreement as amended hereby.

2. AMENDMENT OF THE AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 5 below, (i) effective as of the date first written above the Agreement shall be deemed amended and supplemented by this Amendment. To the extent not expressly amended or supplemented by this Amendment, the terms and provisions of the Agreement shall remain in full force and effect without alteration for the remaining term thereof. Until the deemed effective date of this Amendment as set forth in Section 5 below, the Agreement shall be deemed to have governed the rights and obligations of the parties thereto in accordance therewith, without taking into account the amendments contemplated hereby.



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3. AMENDMENT OF 2000 POOLING AGREEMENT. As of the deemed effective date hereof, the parties to the 2000 Pooling Agreement (as defined in the Agreement) have entered into an amendment thereto, and all references in the Agreement to the 2000 Pooling Agreement shall be deemed to refer to the 2000 Pooling Agreement as amended by the First Amendment thereto dated as of November 17, 2000, the Second Amendment thereto dated as of June 1, 2001 and the Third Amendment dated as of October 1, 2001.

4. DELETION OF SECTION 7 OF THE AGREEMENT. Section 7 of the Agreement is hereby deleted from the Agreement in its entirety.

5. EFFECTIVENESS. This Amendment shall be deemed effective as of October 1, 2001 upon receipt (or deemed receipt) of all necessary regulatory approvals, the approval of the Special Independent Committee of the Board of Directors of Mutual and the approval of the Special Independent Committee of the Board of Directors of State Auto Financial and the effectiveness (including the receipt or deemed receipt of any required regulatory approvals) of the Third Amendment to the Pooling Agreement and that certain Stop Loss Reinsurance Agreement dated effective October 1, 2001 among State Auto Mutual, State Auto P&C, State Auto IC, and Farmers Casualty Insurance Company. Unless and until all such regulatory approvals are received or deemed received, this Amendment shall not bind the parties hereto or amend or supplement the Agreement.

6. REAFFIRMATION OF BALANCE OF THE AGREEMENT. Except as expressly amended hereby, the Agreement is hereby reaffirmed by the parties hereto. All terms and provisions of Sections 11 through 17 of the Agreement shall apply to and be deemed incorporated into this Amendment.

   IN WITNESS WHEREOF, each of the parties hereto has subscribed its name below effective as of the date first above written, subject to the provisions of
Section 5 above.



                    STATE AUTOMOBILE MUTUAL INSURANCE COMPANY


                    By: /s/ Robert H. Moone
                        --------------------------------------------------------
                        Robert H. Moone, President



                    STATE AUTO FINANCIAL CORPORATION


                    By: /s/ Robert H. Moone
                        --------------------------------------------------------
                        Robert H. Moone, President



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                    STATE AUTO PROPERTY AND CASUALTY INSURANCE COMPANY


                    By: /s/ Robert H. Moone
                        --------------------------------------------------------
                        Robert H. Moone, President



                    STATE AUTO NATIONAL INSURANCE COMPANY


                    By: /s/ Robert H. Moone
                        --------------------------------------------------------
                        Robert H. Moone, President



                    STATE AUTO INSURANCE COMPANY


                    By: /s/ Robert H. Moone
                        --------------------------------------------------------
                        Robert H. Moone, President



                    STATECO FINANCIAL SERVICES, INC.


                    By: /s/ Robert H. Moone
                        --------------------------------------------------------
                        Robert H. Moone, President



                    MILBANK INSURANCE COMPANY


                    By: /s/ Robert H. Moone
                        --------------------------------------------------------
                        Robert H. Moone, President



                    STRATEGIC INSURANCE SOFTWARE, INC.


                    By: /s/ Robert H. Moone
                        --------------------------------------------------------
                        Robert H. Moone, President



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                    518 PROPERTY AND MANAGEMENT LEASING, LLC


                    By: /s/ Robert H. Moone
                        --------------------------------------------------------
                        Robert H. Moone, President







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